UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 26, 2005


                                  ROLLINS, INC.
             (Exact name of registrant as specified in its charter)


        Delaware                       1-4422                 51-0068479
(State or other jurisdiction    (Commission File Number)    (I.R.S. Employer
    of incorporation)                                      Identification No.)


                2170 Piedmont Road, N.E., Atlanta, Georgia 30324
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (404) 888-2000


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):



     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  Other Events.

     On April 26, 2005, Rollins, Inc., a nationwide consumer services company (NYSE Ticker Symbol - ROL), at a meeting of the Board of directors, announced today that as part of the Company's active management of equity capital, its Board of Directors today authorized the purchase of up to 4 million additional shares of the Company's common stock. The Company plans to repurchase shares at times and prices considered appropriate by the Company. The share repurchase program announced today is in addition to the Company's existing plan to repurchase 4.5 million shares, of which 276,216 shares remain available for repurchase.

Item 9.01.  Financial Statements and Exhibits

Exhibit No.                Description
  99.1                     Press Release Dated April 26, 2005

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Rollins, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ROLLINS, INC.


Date:  April 26, 2005               By:  /s/ Harry J. Cynkus
                                        ---------------------------------------
                                  Name:  Harry J. Cynkus
                                 Title:  Chief Financial Officer and Treasurer